UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2017

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On January 20, 2017, Pattern Energy Group Inc. (the “Company”) and Pattern US Finance Company LLC, as guarantor (the “Guarantor”), entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC acting as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), relating to the previously announced issuance and sale of $350,000,000 aggregate principal amount of the Company’s 5.875% Senior Notes due 2024 (the “Notes”) in an offering (the “Notes Offering”) to qualified institutional buyers within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

In the Purchase Agreement, the Company and the Guarantor made customary representations and warranties and agreed to indemnify the Initial Purchasers against various liabilities, including certain liabilities with respect to the Company’s offering memorandum relating to the Notes.

Indenture and Notes

The Notes were issued pursuant to an indenture dated as of January 25, 2017 (the “Indenture”) among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes bear interest at a rate of 5.875% per annum from and including January 25, 2017, payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2017. The Notes will mature on February 1, 2024, unless repurchased or redeemed in accordance with their terms prior to such date.

The Notes are unsecured obligations of the Company and are guaranteed on a senior unsecured basis by the Guarantor.

The Company has the option to redeem all or a portion of the Notes at any time on or after February 1, 2020 at the redemption prices specified in the Indenture, together with accrued and unpaid interest, if any, to the date of redemption. The Company has the option at any time prior to February 1, 2020, to redeem some or all of the Notes at a “make-whole” redemption price specified in the Indenture, together with accrued and unpaid interest, if any, to the date of redemption. In addition, the Company may redeem up to 35% of the aggregate principal amount of the Notes prior to February 1, 2020 under certain circumstances with the net cash proceeds of certain equity offerings at the redemption price specified in the Indenture, together with accrued and unpaid interest, if any, to the date of redemption.

The Indenture contains covenants that limit the Company’s and the Guarantor’s ability to incur secured debt and to consolidate, merge or sell substantially all its or the Guarantor’s assets. These covenants are subject to a number of important limitations and exceptions.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal of and accrued but unpaid interest, if any, including additional interest, if any, on all the Notes to be due and payable immediately.

The foregoing descriptions of the Purchase Agreement, the Indenture and the Notes are qualified in their entirety by reference to the full text of the Purchase Agreement, the Indenture and the Notes, copies of which are attached hereto as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, each of which is incorporated herein by reference.

The Notes have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Indenture and the Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01. Other Events.

On January 25, 2017, the Company announced the closing of the previously announced Notes Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors included in the Company’s annual report on Form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. The risk factors could cause actual events or the Company’s actual results to differ materially from those contained in any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement, dated as of January 20, 2017, among Pattern Energy Group Inc., Pattern US Finance Company LLC and Morgan Stanley & Co. LLC, as representative of the several Initial Purchasers named therein
4.1	Indenture, dated as of January 25, 2017, among Pattern Energy Group Inc., Pattern US Finance Company LLC, as guarantor, and Deutsche Bank Trust Company Americas, as trustee
4.2	Form of 5.875% Senior Note due 2024 (included in Exhibit 4.1)
99.1	Press Release issued by Pattern Energy Group Inc. dated January 25, 2017, titled “Pattern Energy Announces Closing of Offering of Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2017

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
	Name:	Kim H. Liou
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated as of January 20, 2017, among Pattern Energy Group Inc., Pattern US Finance Company LLC and Morgan Stanley & Co. LLC, as representative of the several Initial Purchasers named therein
4.1	Indenture, dated as of January 25, 2017, among Pattern Energy Group Inc., Pattern US Finance Company LLC, as guarantor, and Deutsche Bank Trust Company Americas, as trustee
4.2	Form of 5.875% Senior Note due 2024 (included in Exhibit 4.1)
99.1	Press Release issued by Pattern Energy Group Inc. dated January 25, 2017, titled “Pattern Energy Announces Closing of Offering of Senior Notes”